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Senator Tammy Baldwin Recognizes the HIT when Addressing NABTU Conference

U.S. Senator Tammy Baldwin (D-WI) acknowledged the AFL-CIO Housing Investment Trust (HIT) in her remarks when addressing the North American Building Trades Unions' 2023 U.S. Legislative Conference in Washington, DC this week. Senator Baldwin noted that "retirement savings are not to be gambled with but rather invested judiciously and smartly," and recognized the HIT as a "blueprint for future investments made by union pension funds." She pointed to HIT's financing of the Couture high-rise apartment building in downtown Milwaukee as an example of an investment supporting career apprenticeship opportunities. An excerpt from her remarks can be found below.



Contact: Dianne Ambrose, 202-467-2569, *dambrose@aflcio-hit.com*